UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF FLORIDA

SOCIAL LIFE NETWORK, INC., *Plaintiff*, v. PEAK ONE OPPORTUNITY FUND, L.P., and JASON GOLDSTEIN. *Defendants*.	CIVIL ACTION NO. ________________ COMPLAINT FOR VIOLATION OF FEDERAL SECURITIES LAWS DEMAND FOR JURY TRIAL

Plaintiff Social Life Network, Inc. ("*Plaintiff*" or "*SLN*"), through counsel, states for its Complaint against Defendant Peak One Opportunity Fund, L.P. ("*Peak One*") and Jason Goldstein ("*Goldstein*", and together with Peak One, the "*Defendants*") as follows:

NATURE OF THE ACTION

Defendant Peak One purchased from Plaintiff SLN short-term securities known as a convertible debenture ("*Debenture*") (attached hereto as **Exhibit A**) and a common stock purchase warrant ("*Warrant*") (attached hereto as **Exhibit B**) that were executed pursuant to a stock purchase agreement ("*SPA*") (attached hereto as **Exhibit C**), and together with the Debenture and the Warrant, the "*Transaction Documents*"). Subsequently, SLN learned that Peak One is not registered or licensed as a securities dealer and is therefore not legally permitted to enter into the transactions, and is otherwise operating contrary to federal law. Further, the 121% interest rate charged on the Debenture, plus the additional consideration provided to Peak One under the Warrant, which is additional interest, violates both Nevada high interest loan laws, Florida usury laws, and the doctrine of unconscionability. Accordingly, SLN is entitled to recission of the notes, damages and other relief against the Defendants under federal securities laws 15 U.S.C. §§78cc

and/or 78o, 15 U.S.C. § 78j and 17 C.F.R. 240.10b-5, the criminal usury/high interest loan law provisions set forth in §687.071, Fla. Stat. 1993 or Nev. Rev. Stat. § 604A.400, as well as the doctrine of unconscionability.

JURISDICTION AND VENUE

1. This Court has subject matter jurisdiction over this case under 28 U.S.C. § 1331 because Plaintiff is asserting a claim under the Securities Exchange Act of 1934 (the "*Act*").

2. This Court also has subject matter jurisdiction over this case pursuant to 28 U.S.C. § 1332 because the action is between citizens of different states and the amount in controversy exceeds $75,000.00.

3. This Court has supplemental jurisdiction over the state law claims pursuant to 28 U.S.C. § 1367.

4. Venue is proper in this Court under 28 U.S.C. § 1391(b)(1) and (2) because Defendant Peak One's principal place of business is located in this District and because a substantial part of the events giving rise to this action occurred in this District. Venue is also proper in this Court based on the forum selection clause set forth in the parties' agreements.

PARTIES

5. Plaintiff SLN is a Nevada corporation with a principal place of business located at 3465 S. Gaylord Ct., Suite A509, Englewood, CO 80113.

6. SLN is a microcap company that licenses a Software as a Service (SaaS) internet platform to various industries.

7. Defendant Peak One is a Delaware limited partnership with its principal place of business located at 333 South Hibiscus Drive, Miami Beach, FL 33139.

8. Upon information and belief, Peak One is a capital funding company that purchases

and sells securities for its own account. A business entity search on the Nevada Secretary of State website reveals that Peak One is registered to conduct business in the State of Nevada as of February 1, 2016 through its agent, Vcorp Services, LLC.

9. Upon information and belief, Jason Goldstein is the founder and managing partner of Peak One.[1]

10. Upon information and belief, Goldstein is a permanent resident, domiciled, and, therefore, a citizen of the state of Florida.

FACTUAL BACKGROUND

11. In 2019, SLN needed funding to sustain its business operations and agreed to funding with Peak One in the form set forth in the Transaction Documents.

12. The Defendants purchased the from SLN a Debenture and Warrant (**both securities**) and subsequently submitted three exercise notices (**additional securities transactions**) resulting in the issuance of tens of millions of shares of common stock (**securities and a securities transaction**) of the Plaintiff.

13. Upon information and belief, the Defendants' business model is to purchase convertible securities from penny stock issuers in need of cash. After holding the convertible securities for approximately six months, Defendants convert the securities into newly issued shares of stock (**securities**) at deeply discounted prices—which is a term of the contract—and sells that stock into the market at a profit.

14. Defendants were not registered securities dealers at the time of entry into the Transaction Documents in this case.

15. Defendants are not currently registered as securities dealers.

[1] Upon information and belief, Goldstein has also been operating his fraudulent scheme through at least one other entity named Peak One Investments, LLC.

The Securities

16. The Warrant in this case that Defendants acquired **tens of millions** of shares under an unconscionable cashless exercise formula that was buried into the Warrant. This allowed Defendants to effectuate additional securities transactions and acquire stock at the price of $0.00.

17. Pursuant to a cashless exercise clause in the Warrant, if the market price was greater than the exercise price, then the Defendants could elect to receive warrant shares pursuant to a formula.

18. The formula in the Warrant is as follows:

$$X = \frac{Y\,(A-B)}{A}$$

Where X = the number of Shares to be issued to Holder.

Y = the number of Warrant Shares that the Holder elects to purchase under this Warrant (at the date of such calculation).

A = the Market Price (at the date of such calculation).

B = Exercise Price (as adjusted to the date of such calculation).

19. Under the Warrant, the exercise price was set at $0.20 per share, subject to various adjustments.[2]

20. Pursuant to the formula provided, Peak One was able to acquire nearly $1,000,000 worth of stock for $0.00.

Defendants Violated Federal Securities Laws by Acting as an Unregistered Dealer

21. 37. Section 15(a) of the Act, codified at 15 U.S.C. § 78o(a)(1) provides:

It shall be unlawful for any broker or dealer which is either a person

[2] The exercise price and the number of warrant shares are subject to adjustments if there is a distribution of assets to shareholders and/or dilution of issued and outstanding shares. These adjustments were described in a nearly incomprehensible manner buried into the Warrant. *See Warrant*, at 2-4.

> other than a natural person or a natural person not associated with a broker or dealer which is a person other than a natural person (other than such a broker or dealer whose business is exclusively intrastate and who does not make use of any facility of a national securities exchange) **to make use of the mails or any means or instrumentality of interstate commerce to effect any transactions in, or to induce or attempt to induce the purchase or sale of, any security** (other than an exempted security or commercial paper, bankers' acceptances, or commercial bills) **unless such broker or dealer is registered** in accordance with subsection (b) of this section.

22. Under 15 USCS § 78c(5), "the term 'dealer' means any person engaged in the business of buying and selling securities . . . for such person's own account through a broker or otherwise."

23. Under 15 USCS § 78c(13), "[t]he terms 'buy' and 'purchase' each include any contract to buy, purchase, or otherwise acquire" securities.

24. The transactions in this case involve "securities" as that term is defined in section 78c(a)(10) of the Act.

25. The transactions in this case involve Peak One's purchase of a debenture and a warrant, which are considered securities under 78c(a)(10) of the Act.

26. Under the transactions at issue in this case, Peak One acquires SLN stock, which are considered securities under 78c(a)(10) of the Act.

27. Under the transactions in this case, Peak One acquires newly issued stock at a deep discount to the market value. Acquiring large blocks of securities at a discount is a common attribute of a securities dealer.

28. Peak One acquired the stock for its own account. (15 U.S.C. §78o(5)).

29. Peak One sold the newly issued stock into the market. Selling large quantities of newly issued stock is a common attribute of a securities dealer.

30. Upon information and belief, at the time Peak One entered into transactions in this case (April 11, 2019), Peak One was not registered as a dealer in compliance with the Securities and Exchange Commission ("SEC") requirements.

31. Upon information and belief, at the time it entered into the transactions in this case, Peak One was not registered as a dealer in compliance with the Financial Industry Regulatory Authority ("*FINRA*") or any other self-regulatory organization as is required under the Act.

32. On information and belief, Peak One is still not registered as a broker dealer under SEC or FINRA organizations.

Peak One Used Interstate Commerce to Effectuate Securities Transactions

33. Upon information and belief, Peak One made use of the mails, email, and other instrumentalities of interstate commerce to effectuate the transactions in this case. Peak One conducted inter-state conference calls and used email to negotiate the transactions.

34. Upon information and belief, Peak One held itself out to the public as a provider of creative financing solutions, including convertible securities, to microcap companies in need of cash.

Peak One is Considered a Dealer Under the Act Because it Buys and Sells Securities as a Regular Part of its Business

35. Peak One is operating a business in Florida through which it has effected a multitude of transactions with convertible notes essentially identical to the transaction in this case.

36. As part of its regular business operations, Peak One buys convertible securities from penny stock issuers in need of cash.

37. As a part of its regular business operations, Peak One regularly acquires large blocks of newly issued stock at a discount to the market price. Obtaining large blocks of newly-issued shares at a discount is a common attribute of a securities dealer.

38. As a regular part of its business operations, Peak One sells the large blocks of newly-issued securities into the market, for its own account. Selling large blocks of newly issued shares into the market is a common attribute of a securities dealer.

39. Peak One's buying and selling of securities for its own account involves more than a few isolated transactions. SEC filings reveal that Peak One purchased nearly identical convertible notes from at least twenty-seven (27) penny stock issuers within the last few years alone.

40. Plaintiff would like to incorporate by reference the SEC filings of other microcap issuers (that are public record) into this Complaint in order to establish voluminous securities transaction entered into by Peak One which demonstrates dealer activity.

Defendants Made Material Misrepresentations and/or Omissions to Induce SLN to Sell them Securities

41. Peak One made two (2) material misrepresentations and/or omissions to induce SLN to sell Peak One securities.

42. First, Peak One made a material misrepresentation with respect to them being able to lawfully engage in the transaction.

43. Peak One represented that the transaction was lawful. That representation was located in the SPA as follows:

> m. **Laws and Regulations; Consents and Approvals**. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby…

SPA, at § 8 m.

44. Second, Peak One made a material misrepresentation/omission when it indicated that it would not acquire shares with a view for public sale or distribution which is, unequivocally, dealer activity.

45. Paragraph 2(a) of the SPA purportedly identify the "Investment Purpose" of the transaction as:

> Investment Purpose. Without limiting the Buyer's right to sell the Shares pursuant to a Registration Statement, Buyer is purchasing the Debentures, and will be acquiring the Conversion Shares, for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

46. This material misrepresentation is simple and has a nearly identical effect as the first material misrepresentation: Peak One promised to not act as a dealer.

47. The misrepresentations were material to the transaction because had SLN known that Defendants were unable to enter into the transaction lawfully SLN would have not entered into the transaction.

48. These misrepresentations induced SLN to sell securities to Peak One.

49. Upon information and belief, Defendant Goldstein was a registered dealer for over 10 years with the SEC and FINRA.

50. Upon information and belief, Goldstein acted on behalf of Peak One and directed its activities.

51. Goldstein knows what dealer activity is and therefore knew Peak One had an obligation to register as a dealer.

52. Defendants knowingly and/or intentionally made the material misrepresentation that it was lawfully able to enter into the transaction.

53. The Plaintiff has standing to bring an action against Defendants as it is in contractual privity with Peak One due to the Transaction Documents.

54. Defendants' misrepresentations caused loss or harm because the Plaintiff was unaware it would engage in dealer activity after purchasing convertible securities from Plaintiff thereby causing a decrease in SLN's market capitalization, its share price, and other damage.

55. Upon information and belief, Defendants used the means and/or instrumentalities of interstate commerce to effectuate the fraud by sharing document drafts, negotiating, and other discussions surrounding entry into the Transaction Documents via email, telephone, and postal services.

56. For the reasons discussed above, SLN is entitled to damages caused by the material misrepresentations and/or omissions by Peak One.

Jason Goldstein Solely Directed and Controlled Peak One to Violate Federal Securities Laws

57. Upon information and belief, Goldstein is the controlling partner of Peak one.

58. Goldstein is listed as a controlling "managing partner" for Peak One on professional social networking sites.

59. Goldstein was the signatory of the Transaction Documents on behalf of Peak One.

60. Upon information and belief, Goldstein directed Peak One to engage in conduct of a dealer and further, to not register as such.

61. Upon information and belief, Goldstein was a registered dealer for approximately 13 years.

62. Goldstein was not registered at the time of entry into the Transaction Documents, nor was he registered at the time of any of the additional securities transactions that took place under the Transaction Documents.

63. Goldstein is still, to this day, not registered as a dealer

64. Goldstein, based on his very own credentials, knew Peak One was required to register as a dealer due to its dealer activity and intentionally decided not to direct Peak One to register as a dealer.

65. Goldstein intentionally directed Peak One to misrepresent to SLN that it would not engage in dealer activity by distributing and selling SLN's shares after they were acquired.

66. Goldstein knew that he was going to direct Peak One to sell and distribute the securities acquired by Peak One shortly after the shares were obtained.

67. Goldstein knew that if Peak One would have accurately represented Peak One's intentions that SLN may not have entered into the securities transactions.

68. Goldstein culpably participated in directing Peak One to engage in dealer conduct and chose to not register as a dealer.

69. Goldstein culpably participated in directing Peak One to make material misrepresentations to induce SLN to sell Peak One the securities.

70. Goldstein should be held responsible as a control person for all of Peak One's violations of the Act.

Unconscionability, Usury, Unjust Enrichment, and Conversion

71. As previously discussed, the entire transaction herein is unlawful because Peak One is not a registered broker-dealer. As discussed below, there are a number of additional issues with respect to the Transaction Documents.

72. As evidenced by the Transaction Documents, SLN has secured roughly **one million dollars** of SLN common stock to Peak One.

73. One can reasonably infer that a $300,000 "investment" does not generally yield one million dollars of stock plus additional cash considerations.

74. The amount received compared to the amount provided by Peak One demonstrates a one-sided transaction that is clearly unconscionable.

75. Further, the Debenture imposes an interest rate in excess of the lawfully permitted rates in both Nevada (40%) and Florida (18%). This is because of the default benefits that were afforded to Peak One. Namely, Peak One charged and received 140% of the principal *plus* accrued interest *plus* default penalties. Peak One recovered the principal under the Debenture approximately seventy-five (75) days after it provided the initial monies to SLN.

76. A calculation of 40%[3] in excess of the principal amount loaned, repaid over a 75-day period, results in an annualized interest rate of **121% without including the additional consideration provided** (penalty fees, accrued interest, warrant shares, etc.)

77. For the reasons set forth above, the Transaction Documents were usurious and unconscionable. Therefore, Peak One deprived SLN of its property that Peak One had no right to acquire and was unjustly enriched by doing so.

CLAIMS FOR RELIEF

FIRST CLAIM FOR RELIEF

Declaratory Judgment To Void And Rescind The Securities Transaction Documents Under Section 29(b) Of The Act For Violation Of Section 15(a)

78. Plaintiff repeats, reiterates, and re-alleges each and every allegation of the prior Paragraphs as though set forth herein.

79. Title 15 of the United States Code § 78cc [b] provides that every contract made "in violation of any provision of this chapter or of any rule or regulation thereunder . . . shall be void (1) as regards the rights of any person who, in violation of any such provision, rule, or regulation,

[3] 40% was derived from the repayment feature in the Debenture that required SLN to repay 140% of the principal, interest accrued, and penalties.

shall have made . . . any such contract. . . ." 15 U. S. C. § 78cc (b).

80. Peak One was acting as a securities dealer as defined in the Act. Peak One violated 15 U.S.C. § 78o by purchasing and selling securities as a regular part of its business without being a registered dealer.

81. Peak One was not lawfully permitted to effectuate the transactions in this case, which deal with securities. The transactions were prohibited.

82. Peak One further violated section 15 of the Act (15 U.S.C. § 78o) by using the means of interstate commerce to effectuate the securities contracts in this case, which are unlawful given that Peak One is not a registered dealer.

83. Registration with the SEC requires a dealer to provide important information to the SEC about its business—some of which is made public—including but not limited to the names of the direct and indirect owners and executive officers of the business, certain arrangements with other persons or entities, the identities of those who control the business, the states in which the dealer does business, past criminal or regulatory actions of the dealer or any affiliate that controls the business, and financial information, including bankruptcy history.

84. Further, registration requires the dealer to join a self-regulatory organization, such as the Financial Industry Regulatory Authority ("FINRA") or a national security exchange, which assists the SEC in regulating the activities of registered dealers.

85. The registration requirement is designed to protect stock issuers (and others) from unscrupulous or unqualified agents acting as dealers. Accordingly, SLN, a stock issuer, is in the class of persons that the Act was designed to protect. *See Reg'l Properties, Inc. v. Fin. & Real Estate Consulting Co.*, 678 F.2d 552, 559 (5th Cir. 1982).

86. As a party to the Transaction Documents, SLN is in contractual privity with Peak

One.

87. Plaintiff has a private right of action for rescission of the transactions in this case under 15 U.S.C. § 78o and/or 78cc(b). *See Mills v. Electric Auto-Lite Co.*, 396 U.S. 375 (1970); *Eastside Church of Christ v. Nat'l Plan, Inc.*, 391 F.2d 357 (5th Cir. 1968).

SECOND CLAIM FOR RELIEF

Violations of Section 10(b) and SEC Rule 10b-5 of the Act

88. Plaintiff repeats, reiterates, and re-alleges each and every allegation of the prior Paragraphs as though set forth herein.

89. Defendants directly or indirectly, by the use of the means or instrumentalities of interstate commerce, or the facilities of a national securities exchange, and/or the mails: (a) employed devices, schemes, and/or artifices to defraud; (b) made untrue statements of material fact, or omitted to state material facts necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; and/or (c) engaged in acts, practices, or courses of business which operated or would have operated as a fraud or deceit on other persons in violation of Exchange Act Section 10(b) and Exchange Act Rule 10b-5.

90. At all relevant times, Defendants were aware of its registration requirements as set forth above, but intentionally avoided such registration to avoid a review by federal and state securities regulators of its books and records.

91. Defendants intentionally and/or knowingly materially misrepresented it would not act as a dealer to induce SLN to sell its securities.

92. Defendants, at all relevant times when dealing with SLN, intentionally and/or knowingly omitted from any negotiations or contracts involving SLN the fact Defendants knew it was violating securities laws by not registering as required.

93. By engaging in dealer activity after it purchased securities from SLN Peak One severely damaged SLN by severely reducing its market capitalization.

94. Defendants utilized the means and instrumentalities of interstate commerce, such as email, telephone, and postal services, to effectuate this fraud when negotiating the Transaction Documents from its offices in Florida while SLN was in Colorado.

95. Defendants made its material misrepresentations and/or material omissions by the very means described above when sharing the Transaction Documents via email and/or postal services prior to their execution.

96. By reason of the foregoing, Peak One has violated Section 10(b) and Exchange Act Rule 10b-5.

THIRD CLAIM FOR RELIEF

Violation, as a Control Person, of Section 15(a)(1) and Section 10(b) and SEC Rule 10b-5 of the Exchange Act Pursuant to Section 20(a) of the Act
(Against Jason Goldstein)

97. Plaintiff repeats, reiterates, and re-alleges each and every allegation of the prior Paragraphs as though set forth herein.

98. Under Section 20(a) of the Act [15 U.S.C. § 78t(a)], every person who, directly or indirectly, controls any entity liable under any provision of the Exchange Act or of any rule or regulation thereunder shall also be liable jointly and severally with and to the same extent as such controlled entity to any person to whom such controlled person is liable, unless the controlling person acted in good faith and did not directly or indirectly induce the act or acts constituting the violation or cause of action.

99. During the relevant period, Goldstein was the sole person in control of Peak One.

100. By reason of the foregoing, Goldstein did not act in good faith, and **he directly induced** the act and/or acts constituting Peak One's violations of the Exchange Act intentionally and/or knowingly for the reasons set forth above.

FOURTH CLAIM FOR RELIEF

Voiding and Recission Pursuant to Nevada's High Interest Loan Statute (Nev. Rev. Stat. § 604A.400)/In the Alternative, Pursuant to Florida's Usury Statutes (Fla. Stat. §§ 687 et seq.)

101. Plaintiff repeats, reiterates, and re-alleges each and every allegation of the prior Paragraphs as though set forth herein.

102. Under Nevada Law, a high interest loan is a loan with an interest rate above 40%.

103. Nev. Rev. Stat. § 604A.400(1) provides: "A person … shall not operate a check-cashing service, deferred deposit loan service, **high-interest loan** service or title loan service unless the person is licensed with the Commissioner pursuant to the provisions of this chapter."

104. Nev. Rev. Stat. § 604A.400(2) provides:

> A person must have a license regardless of the location or method that the person uses to operate such a service, including, without limitation, at a kiosk, through the Internet, through any telephone, facsimile machine or other telecommunication device or through any other machine, network, system, device or means, except that the person shall not operate such a service through any automated loan machine in violation of the provisions of subsection 3.

105. Peak One charged SLN an annualized interest rate of at least **121%**, pursuant to the terms of the Debenture, including but not limited to; the accrued interest, default penalties, default interest, and default multiplier, and the additional consideration provided from the Warrant therein.

106. Peak One is not licensed to offer high interest loans in Nevada and, thus, issued the Debenture in violation of Nev. Rev. Stat. § 604A.400.

107. Under Nevada law, high-interest loans that are issued by persons not licensed with the Commissioner of Financial Institutions are voidable at the option of the other party to the transaction. Nev. Rev. Stat. § 604A.920.

108. In the alternative, Peak One violated Florida's usury statutes based on the conduct described above as it is unlawful to charge an interest rate in excess of 18% per annum as described above. *See* Fla. Stat. § 687.03.

109. SLN, in good faith, requests the Court declare: (i) that Peak One is an unlicensed high-interest lender; (ii) the Transaction Documents embody a high-interest loan transaction that imposes an annualized interest rate of at least **121%**; and (iii) pursuant to Nev. Rev. Stat. § 604A.920, the Transaction Documents are void and/or rescinded.

110. In the alternative, SLN, in good faith, requests the Court: (i) declare the Transaction Documents imposes an annualized interest rate of at least **121%**; (ii) pursuant to Fla. Stat. § 687.145, the Transaction Documents are void and/or rescinded; and (iii) award damages, both actual and punitive, to SLN pursuant to Fla. Stat. § 687.147.

FIFTH CLAIM FOR RELIEF

Declaring the Transaction Documents Void and Unenforceable Pursuant to Nevada's Doctrine of Unconscionability (Nev. Rev. Stat. § 104.2302)/ In the Alternative, Florida's Doctrine of Unconscionability (Fla. Stat. § 672.302)

111. Plaintiff repeats, reiterates, and re-alleges each and every allegation of the prior Paragraphs as though set forth herein.

112. Under Nevada law, unconscionability requires both procedural and substantive unconscionability. That said, both need not be present in the same degree, as a sliding scale is invoked, and the unconscionable substance may be so oppressive that less evidence of procedural unconscionability be required. *U.S. Home Corporation v. Michael Bellesteros Trust,* 415 P.3d 32,

40 (Nev. 2018).

113. A contract term is procedurally unconscionable if "a party does not have the opportunity to agree to the contract term either because (1) the contract is an adhesion contract, or because (2) the terms "are not readily ascertainable upon a review of the contract." *D.R. Horton v. Green*, 96 P.3d 1159, 1162 (Nev. 2004).

114. The Warrant has an incomprehensible cashless exercise provision that was buried in the Warrant thereby making it procedurally unconscionable.

115. SLN was unaware of the function of the cashless exercise provision considering a strike price of $0.20 was on the face of the Warrant.

116. The cashless exercise provision was embedded into the Warrant in a procedurally unconscionable manner because it was not readily ascertainable upon review of the contract.

117. The exercise provisions in the Warrant simply do not express to SLN that Peak One could potentially acquire **tens of millions of shares** because the face of the Warrant provides that Peak One is entitled to only 300,000 shares, meaning, if Peak One can somehow derive from the Warrant that it's entitled to **tens of millions of shares**, then it was done so in a deceitful manner to hide the true term from SLN.

118. Further, the Warrant was substantively unconscionable because it provided the Defendants with roughly **one million dollars'** worth of SLN stock, in addition to the other consideration provided. Peak One only provided roughly $300,000. This is blatantly overly harsh and one-sided and sufficient to establish substantive unconscionability.

119. Demonstrated above, there was a sufficient presence of procedural unconscionability as well as a significant presence of substantive unconscionability based on the consideration exchanged between the parties.

120. In the alternative, under Florida law, "[i]f the court as a matter of law finds the contract or any clause of the contract to be unconscionable at the time it was made, the court may refuse to enforce the contract …." Fla. Stat. 672.302; *Bennett v. Behring Corp.*, 466 F. Supp. 689, 695 (S.D. Fla. 1979).

121. For the reasons discussed above, in the alternative, Defendants have also violated the doctrine of unconscionability under Florida law as well.

122. SLN, in good faith, requests the Court declare: (i) the Transaction Documents are unconscionable; and (ii) the Transaction Documents are void and unenforceable.

SIXTH CLAIM FOR RELIEF

Unjust Enrichment

123. Plaintiff repeats, reiterates, and re-alleges each and every allegation of the prior Paragraphs as though set forth herein.

124. Under Nevada law, a claim for unjust enrichment must satisfy three elements:

> (1) there is a benefit conferred on the defendant by the plaintiff, (2) appreciation by the defendant of such benefit, and (3) acceptance and retention by the defendant of such benefit.

See Unionamerica Mtg. v. McDonald, 97 Nev. 210, 212 (1981)

125. Under Florida law, a claim for unjust enrichment must satisfy three elements:

> (1) the plaintiff has conferred a benefit on the defendant, who has knowledge thereof; (2) defendant voluntarily accepts and retains the benefit conferred; and (3) the circumstances are such that it would be inequitable for the defendants to retain the benefit without first paying the value thereof to the plaintiff.

Duty Free World, Inc. v. Miami Perfume Junction, Inc., 253 So. 3d 689, 693 (Fl. Dist. Ct App. 2018).

126. Peak One was unjustly enriched and thus benefited at the expense of SLN for the reasons discussed above.

127. Equity and good conscience require SLN to recover from Peak One the shares it received, or the equivalent value thereof, pursuant to the Transaction Documents.

SEVENTH CLAIM FOR RELIEF

Conversion

128. Plaintiff repeats, reiterates, and re-alleges each and every allegation of the prior Paragraphs as though set forth herein.

129. Under Nevada law, conversion is defined as, "a distinct act of dominion wrongfully exerted over another's personal property in denial of, or inconsistent with his title or rights therein or in derogation, exclusion, or defiance of such title or rights." *See M.C. Multi-Family Dev., LLC v. Crestdale Assocs., Ltd.*, 124 Nev. 901, 910 (2008) (internal citations omitted).

130. Here, Peak One wrongfully extended a distinct and intentional act of dominion over SLN's shares when it acquired the shares pursuant to unlawful Transaction Documents for reasons set forth above.

131. Peak One acted inconsistent with SLN's use and enjoyment of the shares as described herein because it violated laws and regulations prohibit the Defendants from lawfully acquiring SLN's property. Therefore, Peak One had no right to the use and enjoyment of SLN's shares.

132. In the alternative, under Florida law, conversion is defined as, "an act of dominion wrongfully asserted over another's property inconsistent with his ownership of it." *See Advanced Surgical Technologies, Inc. v. Automated Instruments, Inc.*, 777 F.2d 1504, 1507 (11th Cir. 1985) (quoting *Belford Trucking Co. v. Zagar*, 243 So. 2d 646, 648 (Fla. 4th DCA 1970)).

133. The allegations discussed above shall also be sufficient to satisfy a claim of conversion under Florida law.

134. SLN was damaged in an amount of no less than $1,000,000.00 because that is what the value of SLN's stock that Peak One had no right to require.

135. SLN, in good faith, requests the Court compel Peak One to return all of the stock, or the value thereof, that it unlawfully obtained from SLN.

PRAYER FOR RELIEF

WHEREFORE, Plaintiff seeks judgment against Defendants as follows:

A. on the First Claim for Relief, SLN requests the Court enter an Order in Plaintiff's favor against Defendants finding (i) that Peak One is an unregistered dealer, acting in violation of 15 U.S.C. § 78o; and (ii) pursuant to 15 U.S.C. § 78cc, the Transaction Documents are void and/or rescinded;

B. on the Second Claim for Relief, SLN requests the Court enter an Order in Plaintiff's favor against Defendants finding they violated Section 10(b) of the Act, SEC Rule 10b-5, and award all statutory relief permissible, including damages in an amount of no less than $5,000,000.00, and attorneys' fees;

C. on the Third Claim for Relief, SLN requests the Court enter an Order against Jason Goldstein for joint and several liability pursuant to Section 20(a) of the Act with Peak One for damages of no less than $5,000,000 for directly participating in Defendants' malfeasance, which resulted in multiple violations of the Act.

D. on the Fourth Claim for Relief, SLN requests the Court enter an Order in Plaintiff's favor against Defendants finding the transaction (i) is a high-interest loan that imposes on SLN an annual interest rate in excess of 40%, (ii) that Peak One is not licensed with the Nevada Commissioner of Financial Institutions to issue high-interest loans and/or (iii) that the transaction is usurious under Fla. Stat. §§ 687 et

seq. and, therefore, are voidable and/or subject to rescission by SLN;

E. on the Fifth Claim for Relief, SLN requests the Court enter an Order in Plaintiff's favor against Defendants finding the Transaction Documents are unconscionable under Nev. Rev. Stat. § 104.2302 and/or Fla. Stat. § 672.302, therefore, are unenforceable and/or portions are unenforceable;

F. on the Sixth Claim for Relief, SLN requests the Court enter an Order in Plaintiff's favor against Defendants for Peak One to return of all shares and/or property that was wrongfully obtained based on the alleged violations herein that was in excess of the value received by SLN thereby unjustly enriching Peak One;

G. on the Seventh Claim for Relief, SLN requests the Court enter an Order in Plaintiff's favor against Defendants based on violations Nevada and Florida tort of conversion in the amount of the value of all stock that was wrongfully acquired by Peak One as well as damages of no less than $5,000,000;

H. to the extent permissible, awarding Plaintiff compensatory, direct, and consequential damages;

I. awarding Plaintiff punitive damages and/or treble damages as the Court deems appropriate as a means to deter Defendants from continuing to engage in the same fraudulent transactions;

J. requiring Defendants to pay Plaintiff's attorney fees and costs; and

K. any other relief that the Court deems just, proper, and in the interest of justice.

JURY DEMAND

Plaintiff demands a trial by jury on all issues properly so tried.

DATED: April 9, 2021

Respectfully Submitted,

/s/ Brenda L. Hamilton
Brenda L. Hamilton, Esq.
Florida Bar: 0004618
THE BASILE LAW FIRM, P.C.
365 Fifth Avenue South, Suite 201
Naples, FL 34103
Tel.: (239) 232-8400
Email: brenda@thebasilelawfirm.com

LEAD COUNSEL FOR PLAINTIFF SOCIAL LIFE NETWORK, INC.

s/ Mark R. Basile
Mark R. Basile, Esq.
THE BASILE LAW FIRM, P.C.
390 N. Broadway, Ste. 140
Jericho, NY 11753
Tel.: (516) 455-1500 x110
Email: mark@thebasilelawfirm.com

PRO HAC VICE PENDING

s/ Eric J. Benzenberg
Eric J. Benzenberg, Esq.
THE BASILE LAW FIRM, P.C.
390 N. Broadway, Ste. 140
Jericho, NY 11753
Tel.: (516) 455-1500 x112
Email: eric@thebasilelawfirm.com

PRO HAC VICE PENDING

s/ Gustave P. Passanante
Gustave P. Passanante, Esq.
THE BASILE LAW FIRM, P.C.
390 N. Broadway, Ste. 140
Jericho, NY 11753
Tel.: (516) 455-1500 x113
Email: gus@thebasilelawfirm.com

PRO HAC VICE PENDING

s/ Catherine Gretschel
Catherine Gretschel, Esq.
THE BASILE LAW FIRM, P.C.
390 N. Broadway, Ste. 140
Jericho, NY 11753
Tel.: (516) 455-1500 x114
Email: cat@thebasilelawfirm.com

PRO HAC VICE PENDING